EXHIBIT B

No. ____________	$_______________

THE SMALL BUSINESS COMPANY, INC.

10% CONVERTIBLE SUBORDINATED DEBENTURE
Due January 31, 2009
(Subordinated to Senior Debt)

Dated __________2007

On December 31, 2009, The Small Business Company, Inc., a corporation organized and existing under the laws of the State of Delaware (“Company”), for value received, hereby promises to pay to the registered holder(s) hereof (unless this Debenture shall have been earlier redeemed or converted into shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”), as hereinafter provided), at the office of the Company, the principal sum of Twenty-five Thousand Dollars ($25,000.00), and to pay interest thereon from the date hereof until payment or conversion (as hereinafter provided) of such principal sum, at the rate of ten percent (10%) per annum, payable on April 1, July 1, October 1 and January 1 of each year and at maturity. This Debenture is one of an initially authorized issue of debentures of the Company, in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000), designated as the 10% Convertible Subordinated Debentures (“Debentures”), all of like tenor (except as to number and denomination), issuable in integral multiples of One Hundred Dollars ($100).

Subordination

The payment of the principal of and interest on this Debenture is expressly subordinated to all Senior Debt (as hereinafter defined) of the Company, and, by acceptance of this Debenture, each registered holder hereof expressly agrees to such subordination. “Senior Debt” means (i) all indebtedness, secured or unsecured, evidenced by a note or similar instrument, whether now outstanding or hereafter created, incurred, assumed, issued or guaranteed by the Company which is for money borrowed, and (ii) renewals, extensions and refundings of such indebtedness, unless in any case it is provided that the particular indebtedness, renewal, extension or refunding is not Senior Debt.

Optional Conversion

From the date of issuance of this Debenture and at any time thereafter until and including, but not after, December 31, 2009, or, if called for redemption in whole or in part at the option of the Company, at any time until and including, but not after, the date fixed for redemption, upon surrender of this Debenture at the office of the Company, the registered holder(s) hereof shall be entitled to convert the principal amount of this Debenture, or any portion thereof (including amounts called for redemption), in integral multiples of One Hundred Dollars ($100), into shares of Common Stock, fully-paid and non-assessable, at a price of $0.20 per share..

Accrued interest, if any, on the principal amount of this Debenture, or any portion thereof, which is converted into Common Stock will be determined as of the date of conversion; the registered holder(s) hereof shall be entitled to convert the amount of such accrued interest, or any portion thereof, in integral multiples of One Hundred Dollars ($100), into shares of Common Stock, fully-paid and non-assessable; any such accrued interest on converted principal which interest is not converted into Common Stock will be paid in cash to the registered holder(s) hereof within ten (10) days following such conversion date.

The above conversion rates are subject to adjustment in case the Company pays to its shareholders a dividend payable in Common Stock or in other securities carrying rights to acquire Common Stock or assets (other than cash); or, if it subdivides or combines its Common Stock; or if there is a split, reverse split or other reclassification of the Common Stock; or if rights or warrants are issued to all shareholders entitling them to purchase Common Stock or other securities at a price per share less than the then effective purchase price payable for shares of Common Stock acquired upon conversion of Debentures. No adjustment to the conversion rate is required if the Company otherwise issues, in exchange for cash, property or services, Common Stock or any security carrying rights to acquire Common Stock.

Optional Redemption

At any time after December 31, 2007, the Company may, at its option, redeem all of the Debentures at any time or some of them from time to time, upon payment of 105% of the principal amount thereof plus accrued interest to the date of redemption. Notices of such optional redemption will be mailed at least fifteen (15) days prior to the redemption date to each holder of Debentures to be redeemed at the registered address of such holder; Debentureholders receiving such notice may convert all or a part of the aggregate principal amount of Debentures held by them to Common Stock prior to the date of redemption, in accordance with the conversion terms set forth herein.

Registration and Transfer

This Debenture shall be registered as to principal in the name of the owner(s) at the principal office of the Company, and is transferable only at said office by the registered owner(s) or duly authorized attorney. No transfer of this Debenture shall be registered unless the Company is satisfied that such transfer will not result in the original issuance of this Debenture being considered to be in violation of the Securities Act of 1933, as amended, or other applicable securities laws and regulations. This Debenture is divisible upon surrender for optional conversion in part into Common Stock, in which case a new Debenture, in the amount of the principal and accrued interest, if any, not converted will be issued in the name of the registered holder(s) hereof.

Events of Default

The following shall constitute events of default under this Debenture:

1. Default in the payment of interest on this Debenture, when and as such interest shall have become due and payable, whether at maturity or otherwise, which default shall have continued for a period of thirty (30) days;

2. Default in the payment of the principal of this Debenture when due, whether at maturity or otherwise, which default shall have continued for a period of thirty (30) days;

3. Default in the due observance or performance of any other condition or covenant contained in this Debenture required to be kept or performed by the Company, which default shall have continued for a period of ninety (90) days after written notice thereof shall have been given to the Company by the holder(s) hereof;

4. The elapsing of a period of sixty (60) days after:

(a) the adjudication of the Company as a bankrupt by a decree of a court of competent jurisdiction;

(b) the entry by such a court of an order approving a petition seeking reorganization of the Company under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof; or

(c) the appointment by order of such a court of a receiver or receivers of the Company or of all or any substantial part of the property of the Company upon the application of any creditor in any insolvency or bankruptcy proceeding;

provided that any such order or decree shall not have been vacated or set aside, but that such period of sixty (60) days shall not include any period during which any such decree or order shall be stayed upon appeal or otherwise;

5. The filing by the Company of a petition for voluntary bankruptcy or the making by it of a general assignment for the benefit or creditors or the consenting by it to the appointment of a receiver or receivers of all or substantially all of the property of the Company; or the filing by the Company of a petition or answer seeking reorganization under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof or seeking the benefits of any insolvency act; or the admission in writing by the Company of its inability to pay its debts generally as they become due.

Consolidation, Merger and Sale

Nothing contained in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company, as an entirety or substantially as an entirety, to any other corporation authorized to acquire the same; provided, however, and the Company covenants and agrees, that, upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of and interest on all of the Debentures, according to their tenor, shall be expressly assumed by the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation acquiring such property. In case of any such consolidation, merger, sale or conveyance, and in case the successor corporation shall have assumed by instrument in writing the due and punctual payment of the principal of and interest on all of the Debentures, and the due and punctual performance of all covenants and conditions set forth therein, such successor corporation shall succeed to the Company as party thereto with the same effect as if it had been named therein as a party; and such successor corporation thereupon may cause to be signed and may issue, either in its own name or in the name of the Company, any or all of such Debentures issuable which theretofore shall not have been issued by the Company. The Company covenants and agrees that, in case it shall consolidate or merge with, or shall sell its property as an entirety or substantially as an entirety to, any other corporation, as part of the terms of such consolidation, merger or sale, the holder(s) hereof will thereafter be entitled to convert this Debenture into the same kind and amount of securities (including in that term stock of any class or classes) and other assets as may be issuable or distributable by the terms of such consolidation, merger or sale with respect to the number of shares of Common Stock into which this Debenture is convertible at the time of such consolidation, merger or sale.

Modification and Amendment

The Debentures may be modified or amended with the consent of the holders of at least sixty-six and two/thirds percent (66-2/3%) in principal amount of the Debentures then outstanding; provided that no such modification may (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon; or impair the conversion rights of the holders of Debentures without the consent of the holder(s) of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the consent of the holders of which is required for any such modification, without the consent of the holders of all Debentures then outstanding. Without the consent of any Debentureholder, the Company may amend the Debentures to cure any ambiguity, defect or inconsistency or to provide for uncertificated Debentures in addition to or in place of certificated Debentures or to make any change that does not materially adversely affect the rights of any Debentureholder.

No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration of the issue of the Debentures.

IN WITNESS WHEREOF, THE SMALL BUSINESS COMPANY, INC. has caused this Debenture to be signed in its corporate name by its President or a Vice President, manually or in facsimile, and its corporate seal or a facsimile thereof to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

THE SMALL BUSINESS COMPANY, INC.

By:______________________________
President

[CORPORATE SEAL]

Attest:___________________________
Secretary

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THIS DEBENTURE UNDER SAID ACT AND SUCH LAWS OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE ISSUER) SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SMALL BUSINESS COMPANY, INC.

10% CONVERTIBLE SUBORDINATED DEBENTURE
Due December 31, 2009
(Subordinated to Senior Debt)

CONVERSION NOTICE

Each undersigned registered holder of this Debenture elects to convert $ (all or a portion of the outstanding principal balance and accrued interest; integral multiples of $500 only) of this Debenture into Common Stock of the Company, pursuant to the terms and conditions set forth herein; the certificate evidencing such Common Stock will be issued in the name of the undersigned registered holder(s).

Dated_______________________
(Signature of Holder)

(Print or Type Name)

(Signature of Holder)

(Print or Type Name)

THIS NOTICE AND THE DEBENTURE OF WHICH IT IS A PART MUST BE PRESENTED AT THE OFFICE OF THE COMPANY TO EFFECT CONVERSION INTO COMMON STOCK. UPON SURRENDER OF THIS DEBENTURE AS AFORESAID, THE COMPANY WILL ISSUE A REPLACEMENT CERTIFICATE, IN THE AMOUNT OF ANY PRINCIPAL BALANCE NOT CONVERTED, TO THE HOLDER(S) HEREOF.